: AMCAR07CM_RED.CDI #CMOVER_3.1B ASSET_BACKED_AUTOLOAN ! MAX_CF_VECTSIZE 620

K Kô}à»à%y~□□P¿»ĐÍ»□]!ÒØ¿?àñ»T.MÖ‹»ĐóäMNfžœ□=‰Ì□Ën□Õ´x?åVÎ!Öžñ
Kõÿ□ø□IÇ□<D—Ì·™è:ŸK Kÿ=à»Ðë□m.áÅÕ~-þ»□¿»ĐÑ'?ÿä□}³
¿»Đ´!mYä¿»Đ©»□M1ŽMà-ñ²»ÔÚõĐ¨6F4?G?
Kÿ»T®-yæéæ}ô□^?□~þÒ¨ó<Dü□□¿äĐù»?]~Ò‡¿»àÅ»□½¹x?[Z□¿»?ù»□iÇò Kÿ?à»Đá□?ìÖ□f]ëÓ
Þå?æám}□m.?±^~□.Þt,XM+Ä½Ñ~réæÑĐ×ô
Kÿ»T]ëå)ëå×½åMw°Ôt□€□?□ßÕC~Å[íÚ¦"?nAR?ž&ÞáÕdí×'Z□M~□,ŸK ykF!¿ÙàáëØê¹l<□«K
Ò'ºå-^æJ□ßõ×àÕßØÚl"n-.&¿é÷?êâM:æÕ4…l,ŸÒ'ºå-^æJ□ßõ×àÕßØÚ<"n-.&¿é÷?êâM:æÕ4…l,ŸÒ'ºå-^æJ□ßõ×àÕßØÚ□"n-.&¿é÷?êâM:æÕ4…l,ŸK Ò'ºå}[Z×T~¡‹½¿?àÕ
à»Đ÷?□½fà»àð?□MÕàÇl`—□3':ŸÒ'ºå}[Z×T~¡‹½¿?àÕ
à»Đ÷?□½fà»àð?□MÆ™¿Ç□¢V§)□ŸÒ'ºå}[Z×T~¡‹½¿?àÕ à»Đ÷?□½fà»àð?□MÆœ¿Ç<U:v?-õ
Ò'ºå}[Z×T~¡‹½¿?àÕ à»Đ÷?□½fà»àð?□MÆž¿Çl¥z□¤v□ŸKÒ'ºå}[Z×T~¡‹½¿?àÕ
à»àð?□½å®»□□‹»Đd¢{ÌvpDDD□ô Ò'ºå}[Z×T~¡‹½¿?àÕ à»àð?□½å®»□□‹»Đd3ü{ÌUiuš□ô
Ò'ºå}[Z×T~¡‹½¿?àÕ à»àð?□½å®»□□‹»Đdcü{Ì¦c□wWŸÒ'ºå}[Z×T~¡‹½¿?àÕ
à»àð?□½å®»□□‹»ĐdCü{Ì"©□AÅ2ñ K
Ò'ºå}[Z×T~¡‹?¿?Đ•~à»Đô?□}ç¨»□□‹»Đd¢{Ì#p¿Äü©‹¿»äû»□□?õ»?}¿»?kö»?□¿»?dŸK K
□Žm©›□ÒPEãÂ"ÌÌlèõ»□b.Õù?□}¿àä%ÑŸç¿»?ô»□º×;ë?i.æ‹»àõä□.}?žMQm.æ‹»à÷ä□^hÓ<Døè»Đ7«K
Òd²Òé+´ÌÌÌ"ÌÌvpDDD□ô ©^?È□íÖÞ"ÁÊ"ÌÌÌ¶Üä`ÅKÿ?1†âÑĐ'¼Ì"ÌÌÌ□DHh¥ jr×¹ÒãÒÑçÑäx¼ÌÌøC„\ŸK
Z¿»¿Ò·^ÕÑä'AÒF□ˆÌÌLÀK Ò'ºåW¿ïY□Ò·!-n‹ÜdöVK
Ò'ºåÙäáEäb¡‹n¿?ĐêÒ¨»□M‹»Đw!¿»àÃ»□M© K
ÒdàÙg{z¿ÙYîÝÝÝéef(àÙç?‹éÑäxîîîÚîî□„døÌÌÌAÒd¿í'^vòô°éåä'î±îîÎw„T□ÀK
Ò'ºåvMÑÑä□¾åÒL.f¿†Y~RVçîî±îîÊ‹?n©»□-jÒäá±îþ{øô
Ò'ºåñĐq"×nˆyN□‹Øõ»T.÷»?^¿»?ä'í‹Çüòä□}kÂ›?¿†"n}□Ú·Žò[¯óÇ□Ì}4ö›-j'¿é?dýöXCô
Ò'ºåñĐq"×nˆyN□‹Øõ»T.÷»?^¿»?ä'lø¿Çü-»□}_ö›?àÙ"nI/Ú·Ñ-[¯ÅI??àÁÜ·R¿Ùêzù›□yöÅö¬ölCÀ
Ò'ºåñĐq"×nˆyN□‹Øõ»T.÷»?^¿»?ä'<ø¿Çü-»□}_ö›?àÙ"nI/Ú·Ñ-[¯Å<??àÁÜ·R¿Ùêzù›□yöÅó¬ölCÀ
Ò'ºåñĐq"×nˆyN□‹Øõ»T.÷»?^¿»?ä'□ø¿Çü-»□}_ö›?àÙ"nI/Ú·Ñ-[¯Å□??àÁÜ·R¿Ùêzù›□yöÅñ¬ölCÀ K
Ò'ºåñĐq"×nˆyN□‹Øõ»T.÷»?^¿»?ä'¿?Đô»T}~ØP□@ü$Ì¿ø?□]¿äàrÕĐ'þöCÄ¿ÁÈ»□□□□n¿ÝÑ□ñ?çXÑĐ'
□ßìä×âÅ›M□®ÒçXää'□¨ö3 K
¹ê×æEÖ^&Ò£~Å[¼lø¯}æ?TŽ-›ÿÿÿ ÿÿÿËÿÿÿ ÿï!åçÕ©!?[ýÞ÷»□réæ}PÖC□°
.?Õ—nMÞ[MÁð□?1W?□L?[iŽä'ÞoíÚ'xí×âÕM□^?@~â™^?uödíĐPTçâåÑ~-Þ·f»'Õd©nÞæ=æ×BálôK"½Ñ~
□.Þ□¿%
ä□ÞêÕ□—JÖ:MFuqÞ□íâââ}4F~RyÖäæâÑ~-Þçx
½□íâä',ðÿÿÿËÿÿÿ ÿÿÿËÿ¿»?·f¿íáÕt'F¿ÄøÌÌÌ"ÌÌÌøÌÌÌ"ÜêÕM.¿Ù…/ß·R¿éĐ;ýƒ K
Ò'ºåîîÊ‹®¿äàÕé□îþ{"ô K z½æ
Mu.šÕé'ŽëÚõ¯Lmë9Î&D«K K
»»ĐF□ÒÑ‹Ø7ëvõ›□V□þ»T□Ò'Ñâ&wÂ□nÞsn-a´ú›^æYžb¯äÒåÃ›Mf´*á]Ï K
Ò'ºåWMAåâ¯q?ú›MI¯®ÚÄó.¯M□□¯ñÚðáõðMœM›ñÚÄ¶ð¯j¯ K Ò'ºåWMAåâÑ¶Öjô„Ùë□
þêÒœ¯ñÚ›ö¯y<¯ñ…ÄÑô.¯M□Q¯ñÚðÙöðMœ□›ñêõÄK K
z¿»¿ÕT'þº»¿Ò¨¯Û&]¿†á"¿ì³□ÒÉ□ýô™"□¿¶ÑëÚÁ›®-q]ýÒƒƒ¿é?dm~ú$d?Ç
¿»?¶çäXGDD□$DÜĐçLbš¿»Đ?~?[;íÚéäÒ□m$NþÚðö‹lð»ÁüÏÄó‹3¯»ÀÈÚÄÑ«‹l¯?ÀüÚ›áõ‹X¯»À£ÚÄÙÀ‹l¯
äÀüÚðéõ‹3¯ÿÿËÿÿÏŽõĐ·º]~Î□□Ä□\?äb©›□M;ßµâ½□^ò?Ì=Ý,ÝÝÝÚñ»□qmôõxÌ¿»¿ñ»□y~□Î□„□ø¿»Đª»□
.¹~ÎCÜT□ŸKz¿»¿ÕT'þº»?ÄöúZÒõ›B‰Ÿ
¿»?¶çä□□DD□BÄMJÎ'1šü»□)^ò□"=ÝÝéÝÝíŽõĐ·º]~Þ+~Ød(@ì€‰Y.f‹éÑô¯][.Úîîî±□¿»ÔÒF□?Äü»?□¿»?
ä'á□DH8Ÿü»□i¿»à?èç<pHEðVK z¿»¿ÕT'þº»?ÄóúZÒõ›B‰Ÿ
¿»?¶çä(HDD□BÄMJÎ'í"¿»ĐÕ%¿ÀƒÓÝÝéÝÝ□□□}ëìåç□K@ì€åY.fàéÑõÄ][.±îîîÚ□¿»¿ÒF□ûÄü»T□¿»ää'á
cDH8õü»□□¿»àæèç<□HEð=K z¿»¿ÕT'þº»?ÄÑôÎnÒõÄ□‰Ÿ
¿»?¶çä□□DD□BÄMJÎ'É£»□□jò□ÌbÝÝÝéÝíÑ«Đ·Ži~ÎA^Ä□h©áböÄ□M□ëµåâ±îîîÚñ»□qmôõxÌ¿»¿ñ»□y~□
Î□„□ø¿»Đª»□.¹~ÎCÜT□ŸK z¿»¿ÕT'þº»?ÄáðÎnÒõÄ□‰Ÿ
¿»?¶çä□□DD□BÄMJÎ'É£»□□jò□ÌbÝÝÝéÝíÑ«Đ·Ži~ÎA^Ä□h©áböÄ□M□ëµåâ±îîîÚñ»□qmôõxÌ¿»¿ñ»□y~□
Î□„□ø¿»Đª»□.¹~ÎCÜT□ŸK z¿»¿ÕT'þº»?ÄÙôÎnÒõÄ□‰Ÿ
¿»?¶çäXDDD□BÄMJÎ'—"¿»ĐÕ%¿ÀƒÓÝÝéÝÝ□□□}ëìåç□K@ì€åY.fàéÑõÄ][.±îîîÚ□¿»¿ÒF□ûÄü»T□¿»ä
ä'ácDH8õü»□□¿»àæèç<□HEð=K z¿»¿ÕT'þº»?ÄéðÎnÒõÄ□‰Ÿ
¿»?¶çä(fDD□BÄMJÎ'—"¿»ĐÕ%¿ÀƒÓÝÝéÝÝ□□□}ëìåç□K@ì€åY.fàéÑõÄ][.±îîîÚ□¿»¿ÒF□ûÄü»T□¿»ää'
ácDH8õü»□□¿»àæèç<□HEð=K z¿»¿ÕT'þº»¿õú>ìõ›^=Ÿ
¿»?¶çäX`£□l'eÜĐçLüä□]ëä¹EÕñ?~-9^½ŽòÌÄnl-æh±îîîÚÑôĐèŽ]~úA□ÄQh?åVö›□□□ßµÑäîî±îÞá□¿ÀÜŒ
Ý□¿?àÒFPÏÄü?□□¿äĐä'Õ<DHgÁü»?]¿»¿Òèç□DHE¯ K
»»ĐFâ!□É‹}³ÁR¿É□æÅÆà»à÷?□^M*ââ¯?□□½ºa¯ßÞ&□½À
¿»?¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Đ□¢»□MX¿ÈöV
¿»?¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Đ□¢»□M□¿ÈöV
¿»?¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Đ□¢»□M(M¿È©
¿»?¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Đ□¢»□M(□¿È©
¿»?¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Đ□¢»□M¨M¿È©
¿»?¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Đ□¢»□M¨□¿È© K
»»ĐF□ÒÑ‹Ø7ëvõ›□V.Ì£»□□æ'ååòn,ÑÏ›~Õ□'.ÞƒãĐÛð□½åU¯¿ÇƒzÎr$ÄF{Ä¿»ä□ýºäĐÄöÎõÿÿ ÿÿÿËÿÿÿ ÿ
ÿÿËÿÿÿ ÿ-çÓIDB3DBü?□½Ñõ»□M□¯_ÿ ÿÿÿËÿÿÿ ÿÿÿËÿÿÿ ÿÿßN~ÎF{ÄF$õ¿»ĐDýº»äÄÑô¥öÿÿËÿÿÿ ÿÿÿËÿÿ
ÿ ÿÿÿËÿ-ç,IDBXDBüä□½Ñ›»□MC□¯_Ëÿÿÿ ÿÿÿËÿÿÿ ÿÿÿËÿÿÿ€z~Îr$ÄF{Ä¿»ä□ýºäĐÄÙÀúõÿ ÿÿÿËÿÿÿ ÿÿÿË
ÿÿÿ ÿÿ-ÓçlD□IDBÈ»□½Ž¯»□yœ□¯VK
©^?È□í!)Y.Þµ&□½‹éWM*åå}_F~î±ñ»□môõ□ü»□*¿»Đ»'á<pHhÊà»Đõ?□.?ÎÎC„`□ü»Tn¿»Ôr×æ½<DH

ð Ò'ºâ-n¶Ñû›!ÕT'Þ·f»ç
^‰Ž-Í™Ìïñ?□.m«ðLü?□□¿äÐä'Õ<DH7Ê¿»äõ»□q?~Îw„T□£»□n‹»àrˆæâ<pH8ðVÒ'ºâ-n¶Ñû›!ÕT'Þ·f»ç
^‰Ž-ÍœÌïñ?□.m«ðLü?□□¿äÐä'Õ<DH7Ê¿»äõ»□q?~Îw„T□£»□n‹»àrˆæâ<pH8ðVÒ'ºâ-n¶Ñû›!ÕT'Þ·f»ç
^‰Ž-ÍžÌïñ?□.m«ðLü?□□¿äÐä'Õ<DH7Ê¿»äõ»□q?~Îw„T□£»□n‹»àrˆæâ<pH8ðVK
ZbRv¿Ùáìåá¯1-^ÒÐñ›M(~¯ÿËÿÿÿ ÿÿ½á~ÕTx.þÚðõº□ðM<¯?ðÚÄŽõº□›M□□ð»ðÚðÙôºT¯Mœ:¯ÿÿ □ŽmÂ›
]4qþêÕÞ%M□àÙtçÃúÿÿ ÿÿÿËß·ž
æ!mm¿ÀÜén&æÚîîî±îîÞƒžRæÅå'%Bn-ë*□dæÒîîî±îîî?çb©›~½Éêõ‹3¯ÿÿËÿÿÿ ÿ□Mru.¿†GÚ/‹èö»T-.}‹»Ðôä
□}çÃ»□□à»ÐdÉƒÿÿ ÿÿÿËÿ»□BŽ]□©□¿Ù¾Õ;í±m.æ±îîîÚîîn˜äu?1¿éÐ;Tçâ(3W□xDÌÌøÌÌÌ"Ì^Òmžb÷ÄM~þö&
x?VK
□YTÈd¿ÙÔØäÕ□~□¯)ðúÿ ÿÿÿËÿß[²WMuÔâ¯M3¯¿□ø¯M<ð¿□Ì›M□Mð¿□Ì›M□□ð¿□Ì›MœMð¿□Ì›Mœ□
ðÿÿÿËÿÿ□Ñmö›i4.þ…□¯ÿËÿÿÿ ÿÿ}ß)e□?–õ□øméf=îîîÚîîî±}ë)QÞY~
bçÖ†^×A9nîîÚîîî±î×ëäd¿Ù□□½ŽÃ›}¤'$dŸK Ò'ºâñÐq"×nˆyN□‹ÈA□‹ô›□*ó›¿ääð»?Mç„òý{ÌuüÌ^ô
*?ê?å&þÞð»□□ç„›ÿÿÿ ÿÿÿË{Ì/□üö‹(□@¿äÐô»?□ó›à»àð?□MçÛ-ÿöXóƒ K
yFn¹¯.?ÎúÿÿEµ¿é´?æñÄ~ÕT□.îî±îîîÚîî¡{Ì¯?úšyFn¹¯^b©□¯ÿ]û›:Øi□àéWMAâåî±îîîÚîîî±¿ÇüÞõ‹Ìð
yFn¹¯MÌ›ÿÿÿ]û›:Øi□àéWMAâåî±îîîÚîîî±¿ÇüîÄöšyFn¹¯M<›ÿÿÿ]û›:Øi□àéWMAâåî±îîîÚîîî±¿ÇüîÄóšyFn¹¯M
□y¯ÿÿ ßµ¿Ý€?æ®›~Õ''.î±îîîÚîîî±þ{Ì›M□Mð yFn¹¯M□:¯ÿÿ ßµ¿Ý€?æ®›~Õ''.î±îîîÚîîî±þ{Ì›M□□ð
yFn¹¯Mœy¯ÿÿ ßµ¿Ý€?æ®›~Õ''.î±îîîÚîîî±þ{Ì›MœMð yFn¹¯Mœ:¯ÿÿ ßµ¿Ý€?æ®›~Õ''.î±îîîÚîîî±þ{Ì›Mœ□ð
yFn¹¯M□›ÿÿÿ □?nc?□¿†gäfêêÕëŠä×ÔÙZ?~M½®]‹éÐdò^½^y~MÝ,ÝÝÝéÝÝÝ,ý{Ì›M□Mð¯M□:¯
yFn¹¯Mœ›ÿÿÿ □?nc?□¿†gäfêêÕëŠä×ÔÙZ?~M½®]‹éÐdò^½^y~MÝ,ÝÝÝéÝÝÝ,ý{Ì›MœMð¯Mœ:¯
yFn¹¯M¯Ëÿÿÿ°Z?~&½®]àéÐd™^½^□~MMR{ä×æÕÝÝéÝÝÝ,ÝÝÝ‹ÇüÚ›óúÚðóúÚ›ñúÚðúšKK
yFn¹¯^½ß÷úÿ ÿÿÿËÿÿï□?~□‰®]¿¶Ðdí±m.æ±îîîÚîîîA?nW©□¿Ù8äf^ìæbî±îîîÚîîî‰²^×uf¿Ù□□□MÓä-^Âu©
d‹Ù¶n'W(îÚîîî±îîîÚ¿ÇüµÒ¨›M¯ÿµ%ÖéÅšK ^½Ñ-ÍÄøÌÌ^äêçîÚþ{Ì™Ãñ K K
Ò'ºâ-n¶Ñû›!ÕT'Þgä9þÚôÎÿÿÿ ÿïñ?□.m«ð|Ì‹»àñä□M~&ÎC„Ë¦Ì¿?Ðõ»T.?~úC„T[ü»□*M□}´Øåç(□@ìßÖY.R¿
éÑ«ð][ŸK
Ò'ºâ-n¶Ñû›!ÕT'Þgä9þÚÄÅúÿÿ ÿÿ□‹»àÒ□□ÏÇÈ»□□à»Ðä□á<D□iÊü?□]¿ääÒèÓ<DHÀ¿»ÔÑôÐèŽ]~úA□Ä
Qh?åVö›□□□ßµÑò K
Ò'ºâ-n¶Ñû›!ÕT'Þgä9þÚÄÍúÿÿ ÿÿ□‹»àÒ□□ÏÄÈ»□□à»Ðä□á<D□8Àü?□]¿ääÒèÓ<DHÀ¿»ÔÑôÐèŽ]~úA□Ä
Qh?åVö›□□□ßµÑò K K y^½1Öë)Ñú»□r.]ÍÂ K K
™å'zv¿éâ²^×□f□ŽYö›-□ÒJ□Ëÿ}¿äÐ;êæåÕäxþ»□™¿»àŠû›^y~MÝ,ÝÝÝéÝÝÝ,ÝÝÝéÝ¿»?J^×}ö›-□ÒJ□ë÷
»□â£.]ZM~âà»Ðú?□^½àéÕääÕÝÝ,ÝÝÝéÝÝÝ,ÝÝÝÉ»□m´fîîÚîîÞê¿Ù÷?□½£q]nMJâ¿»¿†Ðë!?E~MÞtçió K
K
»»à□MuâÖ¯‹¿äÐ{ô?□=~ðÿÿÿËÿÿÿ ÿÿ»?n□=ÁM^Ÿ»»à□MuâÖ¯‹¿äÐ{ú?□}~ðÿÿÿËÿÿÿ ÿÿ»?n□=ÁM^Ÿ»»à
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¿äÐú»?□¿»?ú»□jÒñ»TM¿»ää÷ú ÿÿÿËÿ»□1□=žy^Ÿ»»à□MuâÖ¯‹¿ääò»?]□¿äÐú»?□¿»?ú»□jÒñ»TM¿»ä
ã÷ú ÿÿÿËÿ»□1□=žy^Ÿ»»à□MuâÖ¯‹¿ääð»?.
¿äÐú»?□¿»?ú»□‰k¿»¿ð»□yöúÿ ÿÿÿË»□nP=žMjŸ»»à□MuâÖ¯‹¿ääò»?]□¿äÐú»?□¿»?ú»□‰k¿»¿ð»□
yöúÿ ÿÿÿË»□nP=žMjŸ»»à□MuâÖ¯‹¿ääð»?.
¿äÐú»?□¿»?ú»□‰k¿»¿ð»□yö»□ò¿»à□□¯ÿ ÿÿ¿?àöÐ¼Ùäõ=»»à□MuâÖ¯‹¿ääò»?]□¿äÐú»?□¿»?ú»□
‰k¿»¿ð»□yö»□ò¿»à□□¯ÿ ÿÿ¿?àöÐ¼Ùäõ=K y³í¯»□mONþ»T-¿»äôÐã?åç¿?àõ»TŽm.Â
{ww(wwwCwww(wwwCww—K
Kô-à»Ð»â¿»à¯»□Mru.öV{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎË£‹¿»äù»□□é÷»?½§¿äÐççÚîîàÇüò¿
¿»Ð¤»□^©ð»□"¿»Ð_ö»□Q¿»ÐPý÷»T½^?Ä›□Ð;/Úô□?¿Á£‹½¿?àÕ
à»Ð÷?□½fà»àð?□MöVKôÿä□}dÓØF~½¼Ì¿Ì»□-à»à%)¿»Ð«»□}Ó÷»□A¿»àæÚÝÝ,¿Çü?□?ñ-}ŽÕ‡å×Ò¹âl
üÇ~-.□/‹½‹»àÕV¿»ÐÃ»□½9¿»àÄ»□M™Ã_¿Ì»□½à»àÕ=¿»Ð¨»□½R¿»à¯»□Mòñóö-IDBÀKÌ□àø»□©¿»Ð
Ê~¿»ä{ú»T}~þÇ»□.2nòDËÿÿÿ ÿÿÿËÿÿÿ ÿÿÿËÿß□pßçX [~-²ò□ÌÀó~-q]/‹‰¿»àŠ
¿»ä÷»□âf¿»Ôð»□□ÆóóÂòlD□ôKÌK¿ø»T?¿»ä•~¿äÐ{ú?□}~¡ó»□mnâ□Ÿ»»Ð□vŽmÐ'ÎË£‹¿»äú»□□Òñ»?
M¿»?w~¿?àñ»T.-ÝéÝ¿Ç□Bô
Kôÿä□}dÓØF~½¼Ì¿Ì»□.à»ÐåÅ»□-à»àñ?□-¿äÐ»ö?□□¿äÐdÝéÝ¿Ç£»□?Åò}ŽŠ³å×æææâl£ó~-]}k©›□MÂÅ
ööqmnòpÿÿÿ ÿÿÿËÿÿÿ ÿÿÿËÿÿßF/ßçl=[~rm.Î÷?î×½ÒÕ/lkö›QMöÂÂS}k©›□MÂÅó3°Òæ&{ôÿÿ ÿÿÿËÿÿÿ ÿ?ñ
Æ}ŽÕìá×ÒÕâ□ü¬~-.iýÖ·9¿éÐP/l?Š·f¿ÝÐd/c?Õ·R¿éÐ;/□?Ç.mn½}kö¯□MöV»»Ð□vŽmÐ'ÎË£‹¿»Òò»□□□
¿»äú»□A¿»ÐÎ»□¼4¿»àÄ»□M‰ÝÝÝ‹Çü»T}kö¯□Mö?öS}_ö›□□öÂóg}köÄ□Mööñ"Kôÿä□}dÓØF~½¼Ì¿Ì»
□.à»ÐåÅ»□-à»àñ?□-¿ää%□‹»Ðôä□=~Úîî¿¨ü»□©ñò}ÑÕ³ääÒæâCüó~□.]ýÖ-¿»Ô%□¿äÐô»?}ç÷ä□□¿?à
ÒÚà»àÒÒ&Î$□Ÿ»»Ð□vŽmÐ'ÎË£‹¿»Òò»□□□¿»äú»□A¿»ÐÎ»□^?ñ»□y¿»Ð¼çîîÊ{Ì$□Ÿ»»Ð□vŽmÐ'ÎË£‹¿»
Òò»□□□¿»äú»□A¿»ÐÎ»□¼4¿»àÄ»□M©»□-‹»à%BÝ¿ÇÈ‹¿»¿ò»□i□¿»?ú»□*¿»Ð¥»□½_¿»à¯»□Mâ_¿ø
ä□.¿?Ðáñä□-¿?àñ»T-¿»Ô%□¿äÐô»?=~ŸK Kô¿äÐGvºmä"Ëü‹‹»àðä□.

‹»Ðúä□□¿?Ðú»T½k¿?àð»TMÖÝéý{Ìà»Ð□□ßçXb[~-Y.ÎÆ¨ï×âæÕ·fàÙê%Í›□M©Âöómnâ□ôÿÿËÿÿÿ ÿÿÿËÿ
ÿÿ ÿÿÿ©ñò}ÑÕ³åãÒæâcüó~□.]ý?·f¿íê%ùÄ□Möööõõ"kö›™^'¿¶Ðd/□?óï?æ&þpÿÿÿ ÿÿÿËÿÿÿ ÿÿÿËÿÿßF/ßçl
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¿»äú»□A¿»ÐÎ»□¼4¿»àÄ»□M‰¿Çü?□}k©›-^¦¿éÐ;/l?kß·fàÙê%Í›□M©ÂóóÁ}köÄ-^'‹éÐdp□?
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‹»Ðúä□□¿?Ðú»T^Òñ?□M¿äÐãçÚîþ{"¿»Ð-/ßç□=[~□m.Îž?ï×ÖÒÕ¿‡ú»□jÒñ»TM¿»äw~¿äàñ»?.-ýä□.mZ
âLB«   »»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□q
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¿»äú»□A¿»ÐÎ»□¼4¿»àÄ»□M©»□-‹»à%BÝ¿ÇÊ»□=Û/Î$p□¿è¯»□.9¿»Ð¥»□□‹»Ðúä□½k‹»àðä□MÖk¿ø
»T□¿»ÔÒõ»T-¿»Ôñ»□ò¿»à□□¿»?ô»□   ~þ"K
Kô¿äÐGvºmä"Ëü‹‹»Ðûä□^?Ä»□-à»Ð»»□□à»ÐdéÝÝý$Ì¿»ä□/ß¸X=[J-m.'Æ?ïäâÒÕàØû»?^?ðä□}¿?Ðkö
ä□□¿?ÐdÌ£»□.YnâO«ÿÿÿËß□/€çX=o~-mqÎÃ?Û×åÒŠ¿Øû?□^?¯»□}‹»Ðk©»□□‹»Ðd3üö‹‹»Ðûä□^?Ä»□}à
»ÐkÅ»□□à»Ðd□ü»□qmnâ‹Øû»T^?ð?□}¿äÐkö?□□¿äÐdÌÈõ‹¿äÐû»?^?ðä□}¿?Ðköä□□¿?Ðd<£õ‹¿?Ðû»
T^?ð?□}¿äÐkö?□□¿äÐd□«»»Ð□vŽmÐ'ÎË£‹¿»äû»□□?ð»?-¿»?»ö»?□¿»?dÝÝÉ{Ì¿§»□½‹»àÕV¿»ÐÃ»□
½9¿»àÄ»□M™Æ_¿Ì»□½à»àÕ=¿»Ð¨»□½R¿»à¯»□MòÃ_¿§»□½‹»àÕV¿»ÐÃ»□½9¿»àÄ»□M™ñ
{ww(wwwCwww(wwwCww—K   Kô^à»àbf)þ»TM¿»äwëØº{ç¿»Ô÷»□□^
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Ë£‹¿»Ôõ»□1ù»□J¿»Ð»Õð»?-¿»?çç îÚîþ{"#D¿À   K
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□1ù»□y¿»Ð(~¿»Òõ»□q¿ÀÌøÌÌ¿¨ü‹¿?àõ»Tnù»?~¿»?äÕð?□-¿äÐçç[¿ø»T½¿»ÔÕ
¿äÐú»?½k¿äàð»?Mö
»»Ð□vŽmÐ'ÎË£‹¿»Ôö»□ò.}¿?Ðô»T}ç÷?□□¿äÐdÝéÝý{"¿»Ð§õò□?d□¿Üõ»□1ù»□y¿»Ð(~¿»Ôõ»□q¿Àü§
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Kô□à»àØÑá×â½¿»àÁ»□.y•â¿?Ðô»T□~RÊ»□-à»à%)Ž]□Â□Ÿ{ww(wwwCwww(wwwCww—Kôÿä□}dÓØF
~½¼Ì¿Ì»□^à»à–‹»Ðôä□}çÃ»□□à»àØÑáîî±¿Çü?□?ñ-}ŽÕ‡å×ÒàwÌÃ□ï×â?Õ¿ØÏ»□^Âð»□Ì¿»Ð4ö»□:¿»Ð
;<üö¿¿»àª»□nÌ»□?à»Ð•J¿»Ð¥»□}Jþ»□qmnâ{ôÿÿ ÿÿÿ©ñò}ÑÕ³åãÒ¿w"Á?ïãâÒÕàØû»?^?ðä□}¿?Ðköä□
□¿?Ðd□£ö‹¿?àõ»Tnù»??¿»?•~¿?Ðú»T}~þ?□.m1âLBÀ
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□1ù»□y¿»Ð(~¿»äñ»□Ñ]□îÚî¿Ç"LBô={ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□
□ëÚâfòò]49éç□   »»àÙ0ÒçÓ×Û¼"¿»ÐÓÒiÝ¯ò‹^‹»à–à»Ðô?□}ç¨»□□‹»àØºá?
»»Ð□□ÏËÈ»□}□□?~‹éÒ%□çÒãæå÷òµÖê%y□¿Ù+ç÷ú§{ww(wwwCwww(wwwCww—K
Kô-AM}¿?Ðdç‡F~?oŸ{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎË£‹¿»äõ»□â¿»à»□~?ú»□*¿»Ð´Úõ»?~
¿»¿Õ   Ýé¿ÇL□ô   K   »»Ð□vŽmÐ'ÎË£‹¿»ä{ù»T]é÷?□-¿äÐççÚîîîàÇl&p¿ô
»»Ð□vŽmÐ'ÎË£‹¿»ä{n¿äà'-‹»Ðúä□}~Úîîî¡{Ì¿?Ð□/€çX=o~-m!ÎVüÇ~-.□ý‹½£¿»ÐÊ~¿»äú»□"~þ»?.mn½îîÚ
îîî±îîîÚîîî±îîÞ-/ßç□=[~□m~Îlüó~□.]ýÔ½—¿?Ð•~à»Ðú?□}~¡÷LrÀKÌ¿äàÒæ□îîî±îîîÚîîî±îîîÚîîîÂñò}ºÕ³å^Òæç
(Ã?ï¨âÒÕ‹Ø{ùä□]éÅ»□-à»ÐçÓ□Ï&□¿Äü?□.m1â¿ØOù»□□é÷»?-¿»?çç□û#G¿«   K
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□q¿ð»?½§¿äÐççÚîîî¡{Ì¿?Ð□/àØõ»?½¿»¿ö»□JÒú»T□¿»äëÚõä□~¿?àÕ
¢{ÇLÈó»□!-.]É‹½ç©»□~æú»□ò¿»ÐÓç¿»¿Òæ&Ê‹½—à»Ð•J¿»Ð¥»□}JŸK
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□q¿ð»?½G¿äÐãçÚîîî¡{Ì¿?Ð"õ-□Ðd+ßCø-LBôÅ‹^¿äàò□‹»Ð{¥»□}Jþö‹à»àò?□]□à
»Ðú?□□¿äÐú»?½k¿äàð»?Mö»T-¿»Ô%□ý¬"»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□q¿ð»?-¿»¿Õû»?□¿»?ëÕC‹»àðä□
MÖéý{Ìà»ÐCÌòLB«ñ‹.‹»Ðå®»□-‹»àñä□-¿?Ð»öä□□¿?Ðd¿äÐú»?^ÒÑ
¿ø»?^¿»¿ò□¿?Ð{ôä□=~Ê"»»Ð□vŽmÐ'ÎË£‹¿»ä÷»□âfä÷?□^¿äà□ØÓçîî¡{Ì¿?ÐCø-LBôÅ‹□¿äàÒð?□-¿äàñ
»?-¿»?»ö»?□¿»?d¿»äú»□□ÒÑ□‹ø»□q¿»ÐÑñ»□ò¿»àÅ»□-à»Ð»»□□à»Ðd‹»Ðúä□^Òå?
»»Ð□vŽmÐ'ÎË£‹¿»Ôö»□!Óú»?□¿»?ëÚõ?□M¿äÐãçÚîî¿¨ü»□
„/Ì{D□¿Üõ»□q¿ð»?-¿»¿Õû»?□¿»?ëÕC‹»àðä□MÖK/»□AÐdýÃ‹}¿äÐkFJ¿»àª»□.µ}~?`   K
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ŽmÐõ»□ò□MÝéÝÝ¿¯Ü"õÆ□Ðd@ßCøÆLBô®‹}¿?ÐkF!¿»àÁ»□.Þ}~þÃ‹¿»¿ö»□JÒú»T□¿»äëÚõä□M¿?Ð
ãç`?   {ww(wwwCwww(wwwCww—K
{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎË£º»ÐÀúÿÿ□û›}ÖÒçä?çh×□ÝM³Ñ]~îÚî¿Ç□Ÿ{ww(wwwCwww(w
wwCww—K
Kô-à»ÐôÄ»□®à»àÕ?ý»□B¿»à□Ÿ{ww(wwwCwww(wwwCww—»»Ð□□ÏËÈ»□}□næÒÑ×é%¨ðï&‹à(]!?dÝ□
¯.?¥ú"{ww(wwwCwww(wwwCww—K
{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ□¯^½´÷ú"»»Ð□□ÏËÈ»□.ÒêÒå□þ¢□□ç„-›"{ww(wwwCww
w(wwwCww—Kô-à»ÐôÄ»□?à»Ðå□%vŸ{ww(wwwCwww(wwwCww—»»Ð□□ÏËÈ»□}□næ?Ñ"%v1ò□Žæå
×l‰ýòÚÀú"»»Ð□□ÏËÈ»□}□næ?Ñg-ë*nò□ºÒå×□Öýòîôú"{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fn

æ□¯M¯`
»»Ð□□ÏËÈ»□}□næ?Ñ'%v?êÕû¯^M~□Ý/¯yl¯ø…ÄóŠ›M□¯§ÚÄùÎ"»»Ð□□ÏËÈ»□}□næ?Ñg-ë*ÞêÕÏ›^M!MÝ
/›Ml¯§ÚÄó¾¯M□ðøÚÄÍú"{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ□¯M□ð?
»»Ð□□ÏËÈ»□}□næ?Ñ'%v?êÕû¯^M~□Ý/¯y□M¯§ÚÄáÄ:
»»Ð□□ÏËÈ»□}□næ?Ñg-ë*ÞêÕÏ›^M!MÝ/›M□MðøÚÄÕð:
{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ□¯Mœð?
»»Ð□□ÏËÈ»□}□næ?Ñ'%v?êÕû¯^M~□Ý/¯yœM¯§ÚÄéÄ:
»»Ð□□ÏËÈ»□}□næ?Ñg-ë*ÞêÕÏ›^M!MÝ/›MœMðøÚÄÝð: {ww(wwwCwww(wwwCww—K
Kô-à»ÐôÄ»□^à»àÒÔØF^¡»□-*MŸ{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□1□MwßØåçp¿èõ?□.
Ñmäõ?□-□□□ßgÐfþêŠ»~¯□
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»»Ð□□ÏËÈ»□}□næÐPTçây¿à(i~?d¢òÚÄ¯Mc¯ñÚðñ¯□œ¯?={ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»
□"Fnæ□¯Mlð?
»»Ð□□ÏËÈ»□n-□ŽÒÑ×lÖp¯Ml‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ□¯M<ð?
»»Ð□□ÏËÈ»□n-□ŽÒÑ×lÖp¯M<‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ□¯M□ð?
»»Ð□□ÏËÈ»□}□næÐPTçâò^½¿ÝÕä×‹/¯M(M¯ø…ÄáðÎ"{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ
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»»Ð□□ÏËÈ»□n-□ŽÒÑ×lÖp¯M□:¿Èö¥"{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ□¯Mœð?
»»Ð□□ÏËÈ»□}□næÐPTçâò^½¿ÝÕä×‹/¯M¨M¯ø…ÄéðÎ"{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ
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»»Ð□□ÏËÈ»□n-□ŽÒÑ×lÖp¯Mœ:¿Èö¥"{ww(wwwCwww(wwwCwwwVK
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ð»□ââñ»?□¿»?dLÌølÌ¿˜ü»□:Ðd/…Äö‹X¯¡Mc¿Èö.ÚÄÑ«‹l¯•M□□àÈöîÄÙôÔl¯¡yœ□¿—ö:
»»Ð□vŽmÐ'ÎË£‹¿»Ôö»□ò.}¿?Ðô»T}ç÷?□□¿äÐdÝéÝÝ¿˜ü»□
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ô»T}ç÷?□□¿ääØâÕîîîàÇü»?=„/?$D□‹èö»T-.}‹»Ðôä□}çÅ»□□à»ÐdÉ÷»□"^□?J¿éÒzTçÒ×Òå÷ýn-^æäñ›□
w~¯Ç"{ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»□"Fnæ□¯^½´÷ú"»»àÙ0ÒçÓ×Û¼"¿»ÐÓÒìY?/¿è»□-q}¿
»äô»□"ç÷»?□¿»¿Øåá□ »»Ð□□ÏËÈ»□}□□?~‹éÒ%□çÒãæåç/ðn-^æäñ›□w~¯□
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»»Ð□vŽmÐ'ÎË£‹¿»äô»□"÷»□™□MÝ,ÝÝÝéý{Ìb„/Ì□D□¿‡ó»□©□¿»¿ð»□‰åñ»T□¿»ädlü¨‹¿»Ôõ»□q¿ð»?-
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»»Ð□□ÏËÈ»□}□næÐPTçây¿à(i~?d¢òÚÄ¯Mc¯ñÚðñ¯□œ¯?={ww(wwwCwww(wwwCww—»»Ð¾Õ;Íÿü»
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i□¿»?ú»□*¿»Ð¥»□½_¿»à¯»□M»□-à»à%)ý÷‹à»àò?□]□à»àð?□½å®»□□‹»ÐdÀ»»Ð□vŽmÐ'ÎËàø»□j¿»
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ªmÝcDHhþÌ¬ª•ªªÌèAæ&ÀK Kßúä□½k‹ÈÌ¿äà÷»?□-.±îþ»?
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9ÝÝ.ÝîÌøÌÌÌ"ÌìÚäÝÍD"Ì®MäÝÝÝ.ÝÝÍ²2Ã/ ÿïaîušB›¸ÁÌø□–Vø)Dü·ÿÿï>iušvÀÌÌ"ÌÌÌøÌÌÌ"ÌÌÌ□2CÌ"Ìì#GÌÌÌ"ÌÌÌ
□ÌÌ"9□ÌøÌÌYƒµ¿Ù□.}NQMf»án}âM¿Ù4ßuîî±îîÎmÜàÕ´ØÚI«9ÝÝ,Ý<ÌøÌÌÌ"ÌìÚäÝÍD"Ì®MäÝÝÝ,ÝÝI□•Æ/ ÿ<a□v
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